UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

Cool Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Parkway Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 975-7467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 31, 2018, Green & Co. (“G&C”) resigned as the independent registered public accounting firm for Cool Technologies, Inc. (the “Company”).

The report of G&C on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report of G&C pertaining to the fiscal year ended December 31, 2017 expressed substantial doubt about the Company’s ability to continue as a going concern. G&C was not the Company’s auditor during the fiscal year ended December 31, 2016.

During the Company’s fiscal year ended December 31, 2017, and during the subsequent interim period preceding the dismissal of G&C, there were: (i) no disagreements with G&C on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of A&C would have caused them to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided G&C with a copy of the disclosures made in this Current Report on Form 8-K and requested that G&C furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosures. A copy of such letter is filed as Exhibit 16.1 to this report.

On January 2, 2019, the Company engaged Accell Audit and Compliance, P.A. (“Accell”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years and in the subsequent interim period through January 2, 2019, the Company has not consulted with Acell with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The decision to accept the resignation of G&C and engage Acell was approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Green & Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cool Technologies, Inc.

Date: January 7, 2019	By:	/s/ Timothy Hassett
Timothy Hassett
Chairman and CEO (Principal Executive Officer)

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